UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 2, 2022

Cytokinetics, Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Oyster Point Boulevard, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Today, March 2, 2022, Cytokinetics, Incorporated (the “Company” or “Cytokinetics”) announced the opening of enrollment in Cohort 4 of REDWOOD-HCM (Randomized Evaluation of Dosing With CK-274 in Obstructive Outflow Disease in HCM), an ongoing Phase 2 clinical trial of aficamten, an investigational next-generation cardiac myosin inhibitor in development for the potential treatment of hypertrophic cardiomyopathy (HCM). Cohort 4 will enroll patients with non-obstructive hypertrophic cardiomyopathy.

REDWOOD-HCM: Cohort 4

REDWOOD-HCM is a Phase 2, multi-center, randomized, placebo-controlled, double-blind, dose finding clinical trial of aficamten in patients with HCM. The primary objective of the trial is to determine the safety and tolerability of aficamten. Cohorts 1 and 2 enrolled patients with symptomatic obstructive HCM taking background medications exclusive of disopyramide while Cohort 3 enrolled patients taking background medications including disopyramide.

Cohort 4 will enroll, in an open label fashion, 30-40 patients with symptomatic non-obstructive HCM receiving background medical therapy. At screening, patients must have a left ventricular ejection fraction (LVEF) of ≥60%, an elevated NT-proBNP >300 pg/mL, and must not have resting or post-Valsalva LVOT gradients (<30 mmHg in each case). The primary objective is to determine the safety and tolerability of aficamten in patients with non-obstructive HCM. Other objectives include the effect of aficamten on LVEF, NYHA Functional Class and cardiac biomarkers. All patients will receive up to three escalating doses of aficamten, with doses being adjusted based on echocardiography according to LVEF alone. Cohort 4 will employ doses of 5, 10 and 15 mg once daily. Overall treatment duration will be 10 weeks with a 4-week follow up period after the last dose. All patients will be eligible to participate in the open label extension study of aficamten, REDWOOD-HCM OLE, including the embedded cardiac MRI sub-study. Additional information can be found on www.clinicaltrials.gov.

REDWOOD-HCM: Results from Cohorts 1-3

Cohorts 1 and 2 enrolled patients with symptomatic obstructive HCM taking background medications exclusive of disopyramide. Results showed that treatment with aficamten for 10 weeks resulted in statistically significant reductions from baseline compared to placebo in the average resting left ventricular outflow tract pressure gradient (LVOT-G) and the average post-Valsalva LVOT-G. A large majority of patients treated with aficamten achieved the target goal of treatment, defined as resting gradient <30 mmHg and post-Valsalva gradient <50 mmHg at Week 10, compared to placebo. Patients treated with aficamten also saw improvements in heart failure symptoms and reductions in NT-proBNP, a biomarker of cardiac wall stress. Treatment with aficamten in REDWOOD-HCM was generally well tolerated and the incidence of adverse events on aficamten was similar to that of placebo. No serious adverse events were attributed to aficamten, and no treatment interruptions occurred on aficamten.

Cohort 3 enrolled patients with symptomatic obstructive HCM taking background medications including disopyramide. Topline results showed that substantial reductions in the average resting LVOT-G and post-Valsalva LVOT-G were achieved, with only modest decreases in average left ventricular ejection fraction (LVEF), and no patients whose LVEF fell below the prespecified safety threshold of 50%. New York Heart Association (NYHA) Functional Class was improved in the majority of patients. Pharmacokinetic data as well as the safety and tolerability of aficamten were consistent with prior experience in REDWOOD-HCM with no treatment interruptions and no serious adverse events attributed to treatment reported by the investigators. The results from Cohort 3 of REDWOOD-HCM will be presented at the American College of Cardiology 71st Annual Scientific Session & Expo in Washington, D.C., on Saturday, April 2, 2022.

About HCM

Hypertrophic cardiomyopathy (HCM) is a disease in which the heart muscle (myocardium) becomes abnormally thick (hypertrophied). The thickening of cardiac muscle leads to the inside of the left ventricle becoming smaller and stiffer, and thus the ventricle becomes less able to relax and fill with blood. This ultimately limits the heart’s pumping function, resulting in symptoms including chest pain, dizziness, shortness of breath, or fainting during physical activity. A subset of patients with HCM are at high risk of progressive disease which can lead to atrial fibrillation, stroke and death due to arrhythmias. There are no FDA approved medical treatments that directly address the hypercontractility that underlies HCM.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is readying for the potential commercialization of omecamtiv mecarbil, its cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is also developing aficamten, a next-generation cardiac myosin inhibitor, currently the subject of SEQUOIA-HCM, the Phase 3 clinical trial of aficamten in patients with symptomatic obstructive hypertrophic cardiomyopathy (HCM). Cytokinetics is also developing reldesemtiv, an investigational fast skeletal muscle troponin activator, currently the subject of COURAGE-ALS, a Phase 3 clinical trial in patients with amyotrophic lateral sclerosis (ALS). Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act’s Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements, express or implied, relating to our or our partners’ research and development and commercial readiness activities, including the initiation, conduct, design, enrollment, progress, continuation, completion, timing and results of any of our clinical trials, and more specifically, our ability to fully enroll Cohort 4 of REDWOOD-HCM or SEQUOIA-HCM and statements relating to the potential patient population who could benefit from aficamten or any of our other drug candidates. Such statements are based on management’s current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to the risks related to Cytokinetics’ business outlines in Cytokinetics’ filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Cytokinetics’ actual results of operations, financial condition and liquidity, and the development of the industry in which it operates, may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that Cytokinetics makes in this press release speak only as of the date of this press release. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: March 2, 2022	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer